EX 99

                      JOINT FILER INFORMATION


Joint Filer Name:              Schroder Venture Managers Inc.
Relationship to Issuer:        10% Owner (the reporting person disclaims
                               beneficial ownership of the reported securities
                               except to the extent of its pecuniary interest
                               therein)
Address:                       22 Church Street
                               Hamilton HM 11 Bermuda
Designated Filer:              Schroder Venture Managers Limited
Date of Event Requiring
 Statement:                    March 4, 2005
Issuer Name and Trading
 Symbol:	               Solexa, Inc. (SLXA)

Signature                      SCHRODER VENTURE MANAGERS INC.

                               By:  Its Director,

                               /s/ Deborah Speight
                               ----------------------------------
                               Authorized Signatory



Joint Filer Name:              Schroder Ventures International Life Sciences
                               Fund II L.P.1
Relationship to Issuer:        10% Owner (the reporting person disclaims
                               beneficial ownership of the reported securities
                               except to the extent of its pecuniary interest
                               therein)
Address:                       c/o SV Life Sciences Advisers Inc.
                               60 State Street
                               Boston, MA 02109
Designated Filer:              Schroder Venture Managers Limited
Date of Event Requiring
 Statement:                    March 4, 2005
Issuer Name and Trading
 Symbol:                       Solexa, Inc. (SLXA)

Signature                      SCHRODER VENTURES INTERNATIONAL
                               LIFE SCIENCES FUND II L.P.1

                               By:  Schroder Venture Managers Inc.,
                                     its General Partner

                               /s/ Gary Carr  /s/ Deborah Speight
                               ----------------------------------
                                     Authorized Signatories



Joint Filer Name:             Schroder Ventures International Life Sciences
                              Fund II L.P.2
Relationship to Issuer:       10% Owner (the reporting person disclaims
                              beneficial ownership of the reported securities
                              except to the extent of its pecuniary interest
                              therein)
Address:                      c/o SV Life Sciences Advisers Inc.
                              60 State Street
                              Boston, MA 02109
Designated Filer:             Schroder Venture Managers Limited
Date of Event Requiring
 Statement:                   March 4, 2005
Issuer Name and Trading
 Symbol:                      Solexa, Inc. (SLXA)

Signature                     SCHRODER VENTURES INTERNATIONAL
                              LIFE SCIENCES FUND II L.P.2

                              By: SITCO Nominees Ltd.
                                  VC 01903

                              /s/ Gary Carr  /s/ Deborah Speight
                              -----------------------------------
                                    Authorized Signatories



Joint Filer Name:            Schroder Ventures International Life Sciences
                             Fund II L.P.3
Relationship to Issuer:      10% Owner (the reporting person disclaims
                             beneficial ownership of the reported securities
                             except to the extent of its pecuniary interest
                             therein)
Address:                     c/o SV Life Sciences Advisers Inc.
                             60 State Street
                             Boston, MA 02109
Designated Filer:            Schroder Venture Managers Limited
Date of Event Requiring
 Statement:                  March 4, 2005
Issuer Name and Trading
 Symbol:                     Solexa, Inc. (SLXA)

Signature                    SCHRODER VENTURES INTERNATIONAL
                             LIFE SCIENCES FUND II L.P.3

                             By:  Schroder Venture Managers Inc.,
                                  its General Partner

                             /s/ Gary Carr  /s/ Deborah Speight
                             ------------------------------------
                                   Authorized Signatories



Joint Filer Name:            SITCO Nominees Ltd. VC 01903 as Nominee of
                             Schroder Ventures International Life Sciences
                             Fund II Group Co-Investment Scheme
Relationship to Issuer:      10% Owner (the reporting person disclaims
                             beneficial ownership of the reported securities
                             except to the extent of its pecuniary interest
                             therein)
Address:                     c/o SV Life Sciences Advisers Inc.
                             60 State Street
                             Boston, MA 02109
Designated Filer:            Schroder Venture Managers Limited
Date of Event Requiring
 Statement:                  March 4, 2005
Issuer Name and Trading
 Symbol:                     Solexa, Inc. (SLXA)

Signature                    SITCO NOMINEES LTD. VC 01903 AS
                             NOMINEE OF SCHRODER VENTURES
                             INTERNATIONAL LIFE SCIENCES FUND II
                             GROUP CO-INVESTMENT SCHEME

                             By:  Schroder Venture Managers Inc.,
                                  its General Partner

                             /s/ Gary Carr  /s/ Deborah Speight
                             ------------------------------------
                                   Authorized Signatories


Joint Filer Name:            Schroder Ventures International Life Sciences
                             Fund II Strategic Partners L.P.
Relationship to Issuer:      10% Owner (the reporting person disclaims
                             beneficial ownership of the reported securities
                             except to the extent of its pecuniary interest
                             therein)
Address:                     c/o SV Life Sciences Advisers Inc.
                             60 State Street
                             Boston, MA 02109
Designated Filer:            Schroder Venture Managers Limited
Date of Event Requiring
 Statement:                  March 4, 2005
Issuer Name and Trading
 Symbol:                     Solexa, Inc. (SLXA)

Signature                    SCHRODER VENTURES INTERNATIONAL
                             LIFE SCIENCES FUND II STRATEGIC
                             PARTNERS L.P.

                             By: Schroder Venture Managers Inc.,
                                 its General Partner

                             /s/ Gary Carr  /s/ Deborah Speight
                             ------------------------------------
                                   Authorized Signatories


Joint Filer Name:            SV (Nominees) Limited as Nominee of Schroder
                             Ventures Investments Limited
Relationship to Issuer:      10% Owner (the reporting person disclaims
                             beneficial ownership of the reported securities
                             except to the extent of its pecuniary interest
                             therein)
Address:                     c/o SV Life Sciences Advisers Inc.
                             60 State Street
                             Boston, MA 02109
Designated Filer:            Schroder Venture Managers Limited
Date of Event Requiring
 Statement:                  March 4, 2005
Issuer Name and Trading
 Symbol:                     Solexa, Inc. (SLXA)

Signature                    SV (NOMINEES) AS NOMINEE OF
                             SCHRODER VENTURES INVESTMENTS
                             LIMITED

                             By:  SV (Nominees) Limited

                             /s/ Alistair Boyle
                             ------------------------------------
                                 Authorized Signatory